                                  EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-69030) of the Handleman Company of our report dated May 17, 2002 relating to the financial statements of the Handleman Company Salary Deferral Plan, which appears in this Form 11-K.


PricewaterhouseCoopers LLP


Detroit, Michigan
May 29, 2002